Exhibit 10.2

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

EXECUTION VERSION

NON-EXCLUSIVE PATENT LICENSE AGREEMENT

THIS NON-EXCLUSIVE PATENT LICENSE AGREEMENT (“Agreement”), effective as of February 12, 2009 (“Effective Date”) is by and between, on the one hand, Hoffmann-La Roche Inc. with a place of business at 340 Kingsland Street, Nutley, New Jersey 07110 and F. Hoffmann-La Roche Ltd with a place of business at Grenzacherstrasse 124, 4070 Basel, Switzerland (collectively “Roche”) and, on the other hand, MDRNA, Inc. with a place of business at 3830 Monte Villa Parkway, Bothell, Washington 98021 (“MDRNA”). Roche and MDRNA are referred to in this Agreement individually as a “Party” and collectively as the “Parties”.

I.	BACKGROUND OF AGREEMENT

1.1	Per a certain Non-Exclusive License Agreement of November 6, 2006, a copy of which has been provided to Roche (the “COH License Agreement”), MDRNA controls certain patents and patent applications owned by City of Hope (“COH”) relating to siRNA constructs, including the dicer substrate.

1.2	MDRNA also owns certain patent rights related to siRNA constructs, including meroduplex technology, and chemical modifications of nucleic acids, including unlocked nucleic acid technology (“UNA”).

1.3	Roche desires to obtain from MDRNA a non-exclusive license under such patent rights related to the dicer substrate, meroduplex and unlocked nucleic acid technology.

1.4	MDRNA desires to grant Roche such non-exclusive license on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises, the mutual covenants and obligations hereinafter contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

II.	DEFINITIONS

As used herein, the following terms shall have the meanings set forth below:

2.1	“Affiliate” means:

(a)	any entity that owns directly or indirectly, a Controlling Interest (defined below) in a Party, by stock ownership or otherwise;

(b)	any entity in which a Party owns a Controlling Interest, by stock ownership

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

or otherwise, or;

(c)	any entity under a common Controlling Interest (defined below) with a Party, directly or indirectly.

For purposes of this Agreement, [***] (“[***]”) and its subsidiaries, and [***] (“[***]”) and its subsidiaries ([***] and its subsidiaries and [***] and its subsidiaries, each a “Roche Entity”), each shall not be deemed an Affiliate of Roche, unless Roche opts for the inclusion of one or more Roche Entity by giving written notice to MDRNA.

2.2	“COH Field” means the use of a Licensed Product for the treatment or prevention of disease in humans other than [***].

2.3	“COH Patents” mean Patents that are owned or Controlled by COH and licensed to MDRNA pursuant to the COH License Agreement.

2.3	“Control” means, with respect to intellectual property, the ability to grant sublicenses under such intellectual property.

2.4	“Controlling Interest” means the ownership, directly or indirectly, of more than 50% of voting stock permitted to vote for the election of the board of directors or any other arrangement resulting in control of or the right to control the management and the affairs of the entity or Party in question.

2.5	“Insolvency Event” shall mean circumstances under which a Party (i) has a receiver or similar officer appointed over all or a material part of its assets or undertaking; (ii) passes a resolution for winding-up (other than a winding-up for the purpose of, or in connection with, any solvent amalgamation or reconstruction) or a court makes an order to that effect or a court makes an order for administration (or any equivalent order in any jurisdiction); (iii) enters into any composition or arrangement with its creditors (other than relating to a solvent restructuring); or (iv) ceases to carry on business.

2.6	“Licensed Product” means all products for which the development, manufacture, use, sale, importation, or offer for sale of such product is covered by a Valid Claim.

2.7	“Net Sales” shall mean the gross amount invoiced by or on behalf of Roche or a sublicensee of Roche on account of the sale, use, transfer or other disposition or application of a Licensed Product to or by a third party, less reasonable, customary and documented deductions for any of the following:

(i) rebates, allowances, charge-backs or discounts (including, without limitation, contractual discounts and allowances for Medicaid, Medicare, Medi-Cal, managed care and third party insurance providers and the like), to the extent actually granted;

(ii) allowances or credits actually granted to customers on account of recall,

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

rejection or return of Licensed Products;

(iii) tariffs, duties, excise, sales and value-added taxes and similar governmental charges actually paid (except income taxes); and

(iv) to the extent actually paid by seller, reasonable charges for shipping and insuring the shipment of Licensed Product.

2.8	“Patents” means (1) the patents and patent applications identified on Schedule A; (2) the patents and patent applications covering any modification or improvement to any inventions and/or technology that is the subject of the patent and patent applications identified on Schedule A, but solely to the extent such modification or improvement is (a) owned or Controlled by MDRNA, and (b) developed, created or reduced to practice during the period of time beginning on the Effective Date and ending on the second anniversary thereof; (3) all divisions, continuations, reissues, re-examinations, and extensions of the patents and patent applications referred to in (1) and (2); and (4) all foreign counterparts of (1), (2) and (3). Schedule A shall be updated from time to time at the written request of either Party.

2.9	“Royalty Term” means the period of time commencing on the Effective Date and ending, on a country-by-country basis, upon the expiration date of the last to expire of the COH Patents in such country.

2.10	“Sublicensee” means an entity to which Roche or its Affiliates has licensed rights pursuant to this Agreement.

2.11	“Territory” means worldwide.

2.12	“Valid Claim” shall, as applicable, mean a claim in any (i) unexpired and issued Patents that have not been disclaimed, revoked or held invalid by a final nonappealable decision of a court of competent jurisdiction or government agency or (ii) pending patent application in the Patents in any country of the Territory that (a) is on file with the applicable patent office and has shown evidence of reasonably consistent activity to advance to issuance of a patent and (b) which application has been on file with the applicable patent office for no more than five (5) years from the earliest date to which the patent application claims it earliest priority. Notwithstanding the foregoing, with respect to the COH Patents, “Valid Claim” means any claim set forth in a pending patent application or issued patent included in the COH Patents which (i) has not expired, been revoked or cancelled, been declared invalid, unpatentable or unenforceable by a final decision of a court or other government agency of competent jurisdiction, from which decision no further appeal or other legal recourse is possible, (ii) has not been withdrawn, disclaimed, denied, admitted by the owner or its successor or assigns to be invalid or unenforceable through reissue, re-examination, disclaimer or otherwise, and (iii) with respect to any particular pending patent application in the COH Patents, has not been pending in any country for more than [***].

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

III.	LICENSE GRANT AND OPTION

3.1	MDRNA hereby grants to Roche and its Affiliates in the Territory in the Field an irrevocable, fully paid-up (other than that with regard to COH Patents for which a royalty is due pursuant to Section 4.3), non-exclusive license (or sublicense with respect to the COH Patents), with the right to sublicense (but solely in connection with a third party collaboration for research, manufacturing, development or commercialization of a pharmaceutical product or otherwise in connection with the research, manufacturing, development or commercialization of a Roche Licensed Product), under the Patents to develop, make, import, use, offer for sale or sell Licensed Product. As used herein, “Field” means the field of therapeutics used in humans, except that, with respect to the COH Patents, the “Field” means the COH Field.

3.2	Notwithstanding Section 3.1, above, Roche may only sublicense the license rights granted to it hereby under the COH Patents with the prior written consent of COH, which COH may withhold in its sole discretion; provided that if the sublicense is made in connection with the license by Roche (a) [***], or (b) in connection with [***], by or on behalf of Roche, such consent by COH shall not be unreasonably withheld. COH shall have [***] days after receipt of a written request by Roche to approve a proposed sublicense to either consent to or deny such request by Roche. Failure of COH to answer within such [***] day period shall conclusively be deemed to constitute consent by COH to such proposed sub-license. Roche agrees that any permitted sublicense granted by it shall provide that the obligations of Roche pursuant to Sections 3.3, 6.1 and 7.4 and Article 5 of this Agreement shall be binding upon the Sublicensee, for the benefit of MDRNA, as if it was a party to this Agreement. Roche hereby agrees not to (i) seek the sublicense of, or otherwise grant a sublicense to, the COH Patents except in connection with [***], or (ii) [***], provided Roche may assign this Agreement without prior written consent (a) to an Affiliate of Roche, or (b) to a third party (other than Roche or MDRNA) in connection with a merger, sale or transfer of all or substantially all of the assigning Roche entity’s pharmaceutical business related to RNAi technology.

3.3	In connection with its exercise of its rights set forth in this Agreement, Roche shall comply with all applicable U.S. and foreign laws and regulations.

3.4

For the period of time beginning on the Effective Date and ending [***] thereafter, MDRNA hereby grants to Roche, at no cost to Roche, a right of first negotiation related to [***]. Roche shall have a period of [***] ([***]) days to exercise such right after its receipt from MDRNA of written notice and a summary of the applicable financial terms; and if, within the [***] ([***]) day period, the Parties do not agree upon the license or sublicense, or Roche responds that it does not desire to obtain the license or sublicense or fails to respond, then Roche’s rights relating to such intellectual property shall terminate and MDRNA shall be free to

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

practice such intellectual property itself and/or in collaboration with a third party (on an exclusive basis or otherwise). The provisions of this Section 3.4 shall survive the termination of this Agreement.

3.5	Notwithstanding anything contained in this Agreement to the contrary, it is understood and agreed that the obligations of MDRNA set forth in Section 3.4 of this Agreement shall not be binding on any assignee of MDRNA.

IV.	LICENSING CONSIDERATION

4.1	In consideration of the rights granted by MDRNA to Roche and its Affiliates under this Agreement, Roche shall pay MDRNA the consideration set out in this Article IV.

4.2	As of the Effective Date, a one-time non-refundable execution fee in U.S. currency of five million dollars (US$5,000,000) is due by Roche to MDRNA. Roche shall pay such fee on the Effective Date provided that Roche receives an invoice in such amount from MDRNA on the Effective Date.

4.3	For sales of Licensed Product made by or on behalf of Roche, its Affiliates or Sublicensees during the Royalty Term for such Licensed Product, Roche shall pay to COH a royalty on Net Sales of such Licensed Product equal to [***] percent ([***]%) of such Net Sales.

V.	PAYMENTS, REPORTS AND RECORDS

5.1	Roche shall keep true and accurate records, and shall ensure that its Affiliates and Sublicensees keep true and accurate records, of Net Sales and the royalties payable to COH under Section 4.3 hereof and Roche shall deliver to COH (with a copy to MDRNA) a written statement thereof within [***] days following the end of each [***] (or any part thereof in the first or last [***] of this Agreement) for such [***] (“Royalty Statement”). Each Royalty Statement shall set forth for each product, the amount of Net Sales during that [***].

5.2	All amounts due under this Agreement shall be paid in U.S. dollars. When calculating the Adjusted Gross Sales for countries other than the United States of America, Roche shall convert the amount of such sales in currencies other than Swiss Francs into Swiss Francs using for internal foreign currency translation Roche’s then current standard practices actually used on a consistent basis in preparing its audited financial statements. Upon converting the amount of Adjusted Gross Sales into Swiss Francs, Roche shall convert into US Dollars (or other currency), using the average [***] rate (currently Reuters) for the applicable [***]. All payments shall be made by wire transfer to a designated COH account within [***] days after the end of each [***].

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

5.3	Any income or other taxes which Roche is required by law to pay or withhold (ultimately) on behalf of MDRNA or COH with respect to royalties and any other moneys payable to MDRNA or COH under this Agreement shall be deducted from the amount of such royalties and moneys due. Roche shall furnish MDRNA or COH, as applicable, with proof of such payments. Any such tax required to be paid or withheld shall be an expense of and borne by MDRNA or COH, as applicable. Roche shall promptly provide MDRNA or COH, as applicable, with a certificate or other documentary evidence to enable MDRNA to support a claim for a refund or a foreign tax credit with respect to any such tax so withheld or deducted by Roche. The Parties and COH, if applicable, will reasonably cooperate in completing and filing any documents required under the provisions of any applicable tax treaty or under any other applicable law, in order to enable Roche to make such payments to MDRNA or COH, as applicable, without any deduction or withholding.

5.4	COH shall have the right to nominate an independent certified public accountant who shall have access during Roche’s annual auditing period, on reasonable notice, to the records of Roche and/or its Affiliates and/or its Sublicensees during reasonable business hours for the purpose of verifying the royalties payable as provided in this Agreement for the [***] preceding years. This right may not be exercised more than [***]. The accountant shall disclose to COH only information for the purpose of verifying the accuracy of the royalty report and the royalty payments made according to this Agreement. The public accountant shall not interpret the Agreement. The audit report shall be shared by both parties at the same time. Any adjustment required by such audit shall be made within [***] days after the determination by the accountants. If the adjustment payable to COH is greater than [***] percent ([***]%) of the amount paid for the relevant period, then the cost to COH for the audit shall be paid by Roche. The failure of COH to request verification of any royalty calculation within the period for which corresponding records must by maintained will be deemed to be acceptance of the royalty reporting for such period. Any disputes as to the determination or amount of Net Sales shall be resolved between Roche and COH; and MDRNA shall have no obligation or liability to Roche or COH with respect to any such dispute.

5.5	Notwithstanding the other provisions of this Section 5, with respect to any royalties due (or claimed to be due) by Roche to COH pursuant to Section 4 of this Agreement, the provisions of Sections 3.7 and 3.8 of the COH License Agreement are incorporated herein by reference as if fully set forth herein, and Roche hereby agrees to be bound, for the benefit of COH and MDRNA, by all of the provisions therein to the same extent that MDRNA is bound thereby. In the event of a conflict or inconsistency between the provisions of this Agreement and the provisions of Sections 3.7 and 3.8 of the COH License Agreement, the provisions of Sections 3.7 and 3.8 of the COH License Agreement shall prevail.

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

VI.	PATENTS AND INFRINGEMENT OF THIRD PARTIES’ RIGHTS

6.1	In the event that any infringement of any of the Patents comes to the attention of MDRNA, Roche and/or its Affiliates, the Party with knowledge thereof shall promptly notify the other Party thereof in writing. With respect to all Patents other than the COH Patents: (i) [***] shall have the right, but not the obligation to initiate patent infringement proceedings against any third parties suspected of infringing a claim within the Patents; (ii) [***] shall have exclusive control over the content of such patent litigation proceedings, including the right to settle or compromise such proceedings; (iii) if [***] wishes to do so it shall at its sole discretion undertake an infringement suit and/or settle the case with the infringing party which shall be binding on [***] and/or its Affiliates; and (iv) [***] will be informed about the undertaken steps by [***].

VII.	REPRESENTATIONS AND WARRANTIES

7.1	MDRNA represents and warrants that it has the power, authority and the legal right to enter into this Agreement and has the ability to grant to Roche the license provided herein without violating the terms of any agreement with either COH or any other third party. Roche represents and warrants that it has the power, authority and the legal right to enter into this Agreement without violating the terms of any agreement with any other third party.

7.2	MDRNA represents and warrants that by Roche complying with the terms and conditions of this Agreement, MDRNA will be in compliance with the terms and conditions of the COH License (as supplemented by the letter agreement, dated as of the Effective Date, between COH and MDRNA). EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, MDRNA MAKES NO EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY OF ANY KIND OR NATURE.

7.3	MDRNA represents and warrants that it has obtained the written agreement of COH that in the event of either (i) termination of this Agreement by Roche pursuant to Section 8.3 or Section 8.5, or (ii) termination of the COH License Agreement, Roche will have the right to obtain from COH a direct license of the same rights previously sublicensed to Roche and its Affiliates by the Company upon the same terms and conditions set forth in the COH License Agreement, except that the terms and conditions of the COH License Agreement shall be modified to provide that: (i) the sublicensing right of Roche shall be as set forth in this Agreement and (ii) the royalty rate shall be [***] percent ([***]%) royalty with respect to Net Sales of Licensed Products; and Roche shall have no other financial obligation to COH except for the $[***] milestone payment obligation set forth in Section 3.6(c) of the COH License Agreement.

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

7.4	Except in case of a breach by MDRNA of its representations and warranties under this Article VII, MDRNA shall have no liability whatsoever to Roche and/or its Affiliates and/or Sublicensees or any other person or entity for or on account of any claim, suit, proceeding, demand, injury, loss, or damage, of any kind or nature, sustained by, or any damage assessed or asserted against, or any other liability incurred by or imposed upon, Roche and/or Affiliates and/or Sublicensees or any other person, arising out of or in connection with or resulting from (1) the development, manufacture, use, or sale of any Licensed Product, (2) the activities of Roche, its Affiliates and/or Sublicensees and/or the exercise by any of them of the license granted hereunder, and/or (3) any advertising or other promotional activities with respect to any of the foregoing (collectively, “Liabilities”); and Roche shall hold harmless and indemnify MDRNA, COH and their respective Affiliates and sublicensees, and each of their respective officers, trustees, directors, owners, employees, agents and representatives, from and against any such Liabilities (and costs and expenses relating to the defense thereof, including, without limitation, reasonable attorneys’ fees).

VIII.	TERMINATION

8.1	This Agreement shall expire with the last to remain of the Valid Claims covering the Licensed Product unless the Agreement is sooner terminated on grounds stipulated in this Article VIII.

8.2	As set forth in Section 8.3 below, either party may terminate for material breach by the other party. If Roche defaults in the payment of any amount due and owing under Article IV, MDRNA may terminate for material breach in accordance with Articles 8.3 and 8.4.

8.3	If there is a material breach by either party under this Agreement and such breach is not remedied within thirty (30) days after the date of written notice of termination for such breach from the non-breaching party to the breaching party, then the Agreement is terminated. This termination shall be effective thirty (30) days after such written notice.

8.4	If either party disputes that there has been a material breach, that party can resolve the dispute by [***], except as provided in the last sentence of Section 5.4 relating to the determination or amount of Net Sales.

8.5

A Party shall have the right to terminate this Agreement upon written notice to the other Party if the other Party incurs an Insolvency Event; provided, however, in the case of any involuntary bankruptcy proceeding, such right to terminate shall only become effective if the Party that incurs the Insolvency Event consents to the involuntary bankruptcy or such proceeding is not dismissed within ninety (90) days after the filing thereof. All licenses (and to the extent applicable rights) granted under or pursuant to this Agreement by MDRNA to Roche are, and shall

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otherwise be deemed to be, for purposes of Section 365(n) of Title 11, US Code (the “Bankruptcy Code”) licenses of rights to “intellectual property” as defined under Section 101(60) of the Bankruptcy Code. Unless Roche elects to terminate this Agreement, the Parties agree that Roche, as a licensee or sub-licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code, subject to the continued performance of its obligations under this Agreement.

8.6	This section and the following rights and obligations shall survive any termination of this Agreement to the degree necessary to permit their complete fulfilment or discharge:

(a)	MDRNA’s right to receive or recover and Roche’s obligation to pay amounts accrued at the date of termination under Article IV of this Agreement.

(b)	Roche’s obligation to maintain, and ensure Affiliates and Sublicensees to maintain, records and make them available.

(c)	The representations, warranties and indemnities of this Agreement.

8.7	Roche shall have the right to terminate this Agreement in whole, or on a patent-by-patent basis, upon thirty (30) days prior written notice.

IX.	ASSIGNABILITY

9.1	MDRNA shall have the right to assign this Agreement together with all rights and obligations. Roche shall have the right to assign this Agreement to an Affiliate without MDRNA’s consent and to a third party with MDRNA’s consent, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, to the extent relating to the COH Patents, Roche may not assign this Agreement, provided Roche may assign this Agreement with respect to the COH Patents without prior written consent (a) to an Affiliate of Roche, or (b) to a third party (other than Roche or MDRNA) in connection with a merger, sale or transfer of all or substantially all of the assigning Roche entity’s pharmaceutical business related to RNAi technology.

X.	SEVERABILITY

10.1	The parties agree that if any part, term, or provision of this Agreement shall be found illegal or in conflict with any valid controlling law, the validity of the remaining provisions shall not be affected thereby.

XI.	WAIVER, INTEGRATION, ALTERATION

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

11.1	The waiver of a breach hereunder may be effected only by a written document signed by the waiving party and shall not constitute a waiver of any other breach.

11.2	This Agreement represents the entire understanding between the parties, and supersedes all other agreements, express or implied, between the parties concerning Patents and shall be binding on the parties, its successors and permitted assignees.

11.3	A provision of this Agreement may be altered only by a written document signed by the parties.

XII.	DISPUTE RESOLUTION

12.1	The parties hereto shall attempt in good faith to resolve promptly any dispute arising out of or relating to this Agreement by negotiation. If the matter can not be resolved in the normal course of business any interested party shall [***].

12.2	If the parties are unable to resolve any dispute arising under this Agreement within [***] days of the disputing party’s written notice, or if the parties fail to meet within [***] days as from such notice, either Party may seek any remedy available at law or equity.

12.3	This Article XII shall not be construed to limit or to preclude either party from bringing any action in any court of competent jurisdiction for injunctive or other provisional relief as necessary or appropriate.

XIII.	APPLICABLE LAW

13.1	This Agreement and any dispute arising from the performance or breach hereof shall be governed by and construed and enforced in accordance with the laws of the State of New Jersey, USA, without regard to its conflict of laws principles.

XIV.	NOTICES AND COMMUNICATIONS

14.1	All written communications, reports and notices between the parties shall be in English and shall be delivered or sent by prepaid mail, registered mail, Federal Express or other recognized overnight courier, or facsimile transmission to the attention of the party at the addresses noted below, or any other addresses of which either party shall notify the other party in writing.

For MDRNA:	MDRNA, Inc.
Attention: Chief Executive Officer 3830 Monte Villa Parkway

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Bothell, WA 98021 USA Fax: +1 425 908 3101

With a copy to MDRNA, Inc., Attn. Legal Department, at the same address

For Roche:	F. Hoffmann-La Roche Ltd Grenzacherstrasse 124 4070 Basel Switzerland Attn: Legal Department Facsimile No.: +41 61 688 13 96

and	Hoffmann-La Roche Inc. 340 Kingsland Street Nutley, New Jersey 07110 U.S.A. Attn. Corporate Secretary Facsimile No.: +1 973 235-3500

Notices sent by prepaid or registered mail shall be effective on the date delivered, notices sent by overnight courier shall be effective on the next day and notices sent by facsimile shall be effective on the date transmitted.

14.2 Invoices shall be sent to:	Hoffmann-La Roche Inc. 340 Kingsland Street Nutley, New Jersey 07110 U.S.A. Attn. Corporate Finance

XV.	FORCE MAJEURE

15.1	If an event beyond the control of either of the parties to this Agreement prevents a party from performing its obligations under this Agreement for the duration of the event, then such party shall not be in breach of this Agreement while such event is ongoing. An event beyond a party’s control includes a strike, labour dispute, action of a government, and an act of God. However, either party may terminate this Agreement if such event continues for more than three (3) months, by giving the other party written notice.

XVI.	DISCLOSURE OF AGREEMENT

16.1	Except as required by law, neither Party shall not release any information to any third person, other than an Affiliate, with respect to the existence or terms of this

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Agreement without the prior written consent of the other Party. This prohibition includes, but is not limited to, press releases, educational and scientific conferences, promotional materials, governmental filings, and discussions with lenders, investment bankers, public officials, and the media. Notwithstanding the foregoing, the Parties have agreed that MDRNA shall provide COH with an executed copy of this Agreement and may issue a press release, in the form attached hereto as Exhibit 1 promptly following the Effective Date. The Parties understand and agree that MDRNA shall be required to submit a copy of this Agreement to the U.S. Securities Exchange Commission (the “SEC”); and in connection therewith, MDRNA agrees to use commercially reasonable efforts to obtain the consent of the SEC to allow MDRNA to redact appropriate portions of this Agreement.

16.2	If a Party determines a release of such information is required by law, it shall notify the other Party in writing within a reasonable time before the time of the proposed release and, to the extent reasonably practicable, shall provide the other Party with an opportunity to redact its confidential or proprietary information and/or seek a protective order or other similar relief. The notice shall include the exact text of the proposed release and the time and manner of the release.

[Signature page to follow.]

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IN WITNESS WHEREOF the parties have caused this Agreement to be executed by their duly authorized officers on the respective dates and at the respective places hereinafter set forth.

MDRNA, INC.

/s/ J. Michael French		Date: 2/10/09
By:	J. Michael French
Title:	President and CEO

HOFFMANN-LA ROCHE INC.

/s/ Frederick C. Kentz, III		Date: 2/12/09
By:	Frederick C. Kentz, III
Title:	Vice President

F. HOFFMANN-LA ROCHE LTD

/s/ Nigel Sheal		Date: 2/12/09
By:	Nigel Sheal
Title:	Vice President, Global Head Licensing

/s/ Melanie Freywick		Date: 2/12/09
By:	Melanie Freywick
Title:	Authorized Signature

Agreed and accepted:

CITY OF HOPE

/s/ Larry A. Couture, Ph.D.		Date: 2/12/09
By:	Larry A. Couture, Ph.D.
Title:	Sr. VP for Technology Development

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

SCHEDULE A

DOCKET #	APP. SERIAL # FILING DATE (FD) EARLIEST PRIORITY DATE (EPD)	PRIORITY DOCUMENTS	TITLE
03-10P1	U.S. 60/497,740 FD: 8/25/2003 EPD: N/A	N/A	NANOPARTICLES FOR DELIVERY OF NUCLEIC ACIDS AND STABLE DOUBLE-STRANDED RNA

03-10C1P	U.S. 11/219,625 FD: 9/2/2005 EPD: 8/25/2003	U.S. 60/497,740 U.S. 10/925,314	DOUBLE-STRANDED RIBONUCLEIC ACID MOLECULES HAVING RIBOTHYMIDINE

03-10C1P-PCT	PCT/US2006/020627 FD: 5/25/2006 EPD: 9/2/2005	U.S. 11/219,625 U.S. 11/219,582 U.S. 60/720,072 U.S. 11/361,793 U.S. 60/796,274	MODIFICATION OF DOUBLE-STRANDED RIBONUCLEIC ACID MOLECULES

03-10US2	U.S. 12/065,604 FD: 3/3/2008 EPD: 9/23/2005	U.S. 60/720,072 PCT/US2006/020627	MODIFICATION OF DOUBLE-STRANDED RIBONUCLEIC ACID MOLECULES

05-13P1	U.S. 60/720,072 FD: 9/23/2005 EPD: N/A	N/A	CHEMICALLY MODIFIED DOUBLE-STRANDED RIBONUCLEIC ACIDS AND PEPTIDES

06-14P1	U.S. 60/796,274 FD: 4/27/2006 EPD: N/A	N/A	COMPOSITIONS AND METHODS EMPLOYING UNIVERSAL-BINDING NUCLEOTIDES FOR TARGETING MULTIPLE GENE VARIANTS WITH A SINGLE siRNA DUPLEX

06-14US	U.S. 11/610,403 FD: 12/13/2006 EPD: 4/27/2006	U.S. 60/796,274	COMPOSITIONS AND METHODS EMPLOYING UNIVERSAL-BINDING NUCLEOTIDES FOR TARGETING MULTIPLE GENE VARIANTS WITH A SINGLE siRNA DUPLEX

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

SCHEDULE A

DOCKET #	APP. SERIAL # FILING DATE (FD) EARLIEST PRIORITY DATE (EPD)	PRIORITY DOCUMENTS	TITLE
06-34P1	U.S. 60/862,027 FD: 10/18/2006 EPD: N/A	N/A	COMPOSITIONS AND METHODS EMPLOYING GAPPED OR NICKED SIRNA MOLECULES

07-04P1	U.S. 60/893,059 FD: 3/5/2007 EPD: N/A	N/A	COMPOSITIONS AND METHODS OF USING GAPPED OR NICKED DOUBLE-STRANDED NUCLEIC ACID MOLECULES

07-04P2	U.S. 60/910,393 FD: 4/5/2007 EPD: N/A	N/A	COMPOSITIONS AND METHODS OF USING GAPPED OR NICKED DOUBLE STRANDED NUCLEIC ACID MOLECULES

07-04P3	U.S. 60/955,317 FD: 8/10/2007 EPD: N/A	N/A	COMPOSITIONS AND METHODS OF USING DOUBLE-STRANDED NUCLEIC ACID MOLECULES CONTAINING ONE OR MORE GAP OR NICK

07-04P4	U.S. 60/969,136 FD: 8/30/2007 EPD: N/A	N/A	COMPOSITIONS AND METHODS OF USING DOUBLE-STRANDED NUCLEIC ACID MOLECULES CONTAINING ONE OR MORE GAP OR NICK

07-04PCT	PCT/US2007/081836 FD: 10/18/2007 EPD: 10/18/2006	U.S. 60/969,136 U.S. 60/955,317 U.S. 60/910,393 U.S. 60/862,027	NICKED OR GAPPED NUCLEIC ACID MOLECULES AND USES THEREOF

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

08-07PCT	PCT/US2008/64417 FD: 5/21/2008 EPD: 5/22/2007	PA 200800534 PA 200701785 PA 200701718 PA 200700751	HYDROXYMETHYL SUBSTITUTED RNA OLIGONUCLEOTIDES AND RNA COMPLEXES

[***]	[***]	[***]	[***]

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

SCHEDULE A

DOCKET #	APP. SERIAL # FILING DATE (FD) EARLIEST PRIORITY DATE (EPD)	PRIORITY DOCUMENTS	TITLE
[***]	[***]	[***]	[***]

City of Hope	PCT/US2005/008477 FD: 3/15/2005 EPD: 3/15/2004	U.S. 60/553,487	METHODS AND COMPOSITIONS FOR THE SPECIFIC INHIBITION OF GENE EXPRESSION BY DOUBLE-STRANDED RNA

City of Hope	U.S. 11/079,906 FD: 3/15/2005 EPD: 3/15/2004	U.S. 60/553,487	METHODS AND COMPOSITIONS FOR THE SPECIFIC INHIBITION OF GENE EXPRESSION BY DOUBLE-STRANDED RNA

City of Hope	U.S. 11/079,476 FD: 3/15/2005 EPD: 3/15/2004	U.S. 60/553,487	METHODS AND COMPOSITIONS FOR THE SPECIFIC INHIBITION OF GENE EXPRESSION BY DOUBLE-STRANDED RNA

City of Hope	U.S. 11/797,216 FD: 6/1/2007 EPD: 3/15/2004	U.S. 60/553,487 U.S. 11/079,906	METHODS AND COMPOSITIONS FOR THE SPECIFIC INHIBITION OF GENE EXPRESSION BY DOUBLE-STRANDED RNA

City of Hope	U.S. 12/137,914 FD: 6/12/2008 EPD: 3/15/2004	U.S. 60/553,487 U.S. 11/079,476	METHODS AND COMPOSITIONS FOR THE SPECIFIC INHIBITION OF GENE EXPRESSION BY DOUBLE-STRANDED RNA

City of Hope	U.S. 12/138,215 FD: 6/12/2008 EPD: 3/15/2004	U.S. 60/553,487 U.S. 11/079,906	METHODS AND COMPOSITIONS FOR THE SPECIFIC INHIBITION OF GENE EXPRESSION BY DOUBLE-STRANDED RNA

City of Hope	U.S. 12/143,002 FD: 6/20/2008 EPD: 5/1/2007	U.S. 11/797,216	METHODS AND COMPOSITIONS FOR THE SPECIFIC INHIBITION OF GENE EXPRESSION BY DOUBLE-STRANDED RNA

City of Hope	U.S 12/143,006 FD: 6/20/2008 EPD: 5/1/2007	U.S. 11/797,216	METHODS AND COMPOSITIONS FOR THE SPECIFIC INHIBITION OF GENE EXPRESSION BY DOUBLE-STRANDED RNA

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

SCHEDULE A

DOCKET #	APP. SERIAL # FILING DATE (FD) EARLIEST PRIORITY DATE (EPD)	PRIORITY DOCUMENTS	TITLE
City of Hope	U.S. 12/143,009 FD: 6/20/2008 EPD: 5/1/2007	U.S. 11/797,216	METHODS AND COMPOSITIONS FOR THE SPECIFIC INHIBITION OF GENE EXPRESSION BY DOUBLE-STRANDED RNA

City of Hope	U.S. 12/143,024 FD: 6/20/2008 EPD: 5/1/2007	U.S. 11/797,216	METHODS AND COMPOSITIONS FOR THE SPECIFIC INHIBITION OF GENE EXPRESSION BY DOUBLE-STRANDED RNA

City of Hope	U.S. 12/143,027 FD: 6/20/2008 EPD: 5/1/2007	U.S. 11/797,216	METHODS AND COMPOSITIONS FOR THE SPECIFIC INHIBITION OF GENE EXPRESSION BY DOUBLE-STRANDED RNA

City of Hope	PCT/US2008/004726 FD: 4/11/2008 EPD: 5/1/2007	U.S. 11/797,216	METHODS AND COMPOSITIONS FOR THE SPECIFIC INHIBITION OF GENE EXPRESSION BY DOUBLE-STRANDED RNA